CHURCHILL TAX-FREE FUND OF KENTUCKY
                         Supplement to the Prospectuses
                              Dated April 30, 2009


     The material under the heading "Information about the Manager" is supplemented by adding the following:

     Mr. James Thompson serves as backup portfolio manager of the Fund as of October 2009. He is also co-portfolio manager of Tax-Free Fund For Utah and back-up portfolio manager of Tax-Free Trust of Arizona. Mr. Thompson has twenty-four years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.


     The material under the headings "Board of Trustees" and "Officers" on the inside back cover are replaced by the following:


Board of Trustees

Thomas A. Christopher, Chair
David A. Duffy
Diana P. Herrmann
Theodore T. Mason
Anne J. Mills
John J. Partridge
James R. Ramsey
Laureen L. White


Officers

Diana P. Herrmann, President
Maryann Bruce, Senior Vice President
Todd W. Curtis, Vice President and Portfolio Manager
Jason T. McGrew, Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary



                         The date of this supplement is
                                January 11, 2010